SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 27, 2006
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant´s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01, 7.01, and 8.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; REGULATION FD DISCLOSURE; OTHER EVENTS

In Arlington, VA, March 27, 2006, CACI International Inc announced today that it has signed a definitive merger agreement to acquire all of the outstanding shares of AlphaInsight Corporation, a privately owned business headquartered in Falls Church, Virginia, that specializes in serving the federal government primarily in the areas of software and systems engineering, network engineering and management, and information assurance and security.

A copy of the Registrant's press release is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 9.01:    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
Exhibit 99	Press Release dated March 27, 2006, announcing that the Registrant has executed a merger agreement to acquire all of the outstanding shares of AlphaInsight Corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse Senior Vice President, Acting Director, Legal Division, and Assistant Secretary